UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2015

4Licensing Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-7843	13-2691380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 17th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 758-7666

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 8, 2015, 4Licensing Corporation (the “Corporation”) and its wholly-owned subsidiaries, 4Kids Digital Games, Inc., 4Kids Entertainment Home Video, Inc., 4Kids Entertainment Licensing, Inc., 4Kids Entertainment Music, Inc., 4Kids Productions, Inc., 4Kids Websites, Inc., 4LC Sports & Entertainment, Inc., 4LC Technology, Inc., 4Sight Licensing Solutions, Inc., Leisure Concepts International, Inc., The Summit Media Group, Inc. and World Martial Arts Productions, Inc. (collectively with the Corporation, the “Borrowers”), issued a Senior Secured Promissory Note, to the Leslie G. Rudd Living Trust (the “Holder”) in the principal amount of $95,000 (the “Note”). Interest accrues on the Note at an annual rate of 5.00% and is due and payable on the first business day of each fiscal quarter commencing in the third quarter of 2015.  The Note matures on March 1, 2016.

The Note is subject to mandatory prepayment upon the receipt of any funds by the Borrowers that constitute (i) a distribution from Pinwrest Development Group, LLC (“Pinwrest”) on account of any of the Borrowers’ membership interest in Pinwrest or (ii) a repayment of any loans or advances made by any of the Borrowers to Pinwrest.  The Borrowers may prepay the Note at the Borrowers’ election at any time without prepayment penalty or premium.

The Note will immediately become due and payable, at the option of the Holder, upon the occurrence of any event of default, including the failure to pay any amount payable under the Note, the Corporations’s default under certain other debt instruments to which it is a party and specified events in respect of the Corporation’s dissolution, liquidation or bankruptcy.

To induce the Holder to make the loan, and to secure the Borrowers’ obligations under the Note, the Borrowers granted the Holder a security interest in substantially all of the Borrowers’ assets, subject to certain exceptions, including any equity interest in Pinwrest.

The description of the transactions described above does not purport to be complete and is qualified in its entirety by the terms of the Note, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Senior Secured Promissory Note, dated July 8, 2015, in the principal amount of $95,000 issued to the Leslie G. Rudd Living Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4LICENSING CORPORATION

By:	/s/ Bruce R. Foster
	Name:	Bruce R. Foster
	Title:	Chief Executive Officer, Executive Vice
President and Chief Financial Officer

Date: July 14, 2015

Exhibit Index

Exhibit Number	Description
4.1	Senior Secured Promissory Note, dated July 8, 2015, in the principal amount of $95,000 issued to the Leslie G. Rudd Living Trust.